PROMISSORY NOTE

                               September 24, 2004



              Subject to the terms and conditions of this Note and a certain Debt Restructuring Agreement, dated September 24, 2004, by and between Borrower and Lender (as defined below) (the "DEBT RESTRUCTURING Agreement"), and for good and valuable consideration received, Knightsbridge Fine Wines, Inc., a Nevada Corporation (the "BORROWER"), promises to pay to the order of Gryphon Master Fund, L.P., a Bermuda limited partnership, or its assignee(s) (the "LENDER"), the principal amount of seven hundred thousand dollars ($700,000) (the "PRINCIPAL") and interest at a fixed rate of 6% per annum (the "INTEREST"). The Principal and Interest shall be paid by Borrower to Lender upon the earlier to occur of the following:

              (i)   demand by Lender upon the occurrence of an Event of Default;
                    or

             (ii)   August 31, 2005.

This Note may be prepaid in whole or in part at any time without premium or penalty, but any such prepayment shall be applied first to accrued but unpaid Interest and then to Principal.

1. SECURITY. The Note shall be secured by 3,000,000 shares of common stock of the Borrower owned by Joel Shapiro (the "COLLATERAL"). The Collateral shall be held pursuant to the Stock Pledge and Escrow Agreements attached to the Debt Restructuring Agreement as Exhibit C and Exhibit D, respectively.

2.    PAYMENTS.

          2.1 PRINCIPAL. All payments of the Principal payable on or in respect of this Note shall be made to Lender in U.S. dollars, by wire transfer, certified check or other "immediately available" funds. Borrower shall make such payments of the Principal to Lender at the address of Lender set forth herein or at such other place as Lender shall have notified Borrower in writing.

          2.2 NO SET-OFF. All payments on or in respect of this Note shall be made to Lender without set-off or counterclaim and free and clear of and without any deductions of any kind.

          2.3 RELEASE UPON PAYMENT IN FULL. Upon payment in full of the Principal and Interest Borrower shall be forever released from all its obligations and liabilities under this Note.



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3.    EVENT OF DEFAULT.  Notwithstanding  the  foregoing,  this  Note  shall  be
      immediately   due  and  payable,   in  the  event  of  the  occurrence and
      continuation of any of the following (each an "EVENT OF DEFAULT"):

          3.1       INSOLVENCY.   Borrower   becomes   insolvent  or  makes  any
                    assignment for the benefit of its creditors,

          3.2 BANKRUPTCY. Borrower files (or consents to the filing of) any petition or complaint pursuant to federal or state bankruptcy or insolvency laws seeking the appointment of a receiver or trustee for any of its assets, seeking the adjudication of Borrower as bankrupt or insolvent, seeking an "order for relief" under such statutes, or seeking a reorganization of or a plan of arrangement for Borrower and such petition is not dismissed within 60 days after the filing thereof, or

          3.3       DEFAULT.   (a)  Borrower  materially  defaults  in  the  due
                    observance or performance of any covenant, condition or agreement on the part of Borrower to be observed or performed pursuant to the terms of this Note (including the failure of Borrower to pay the Principal or the Interest when due hereunder) or the Debt Restructuring Agreement, or Borrower is in material breach of any representation at the time such representation is made by Borrower, (b) Lender gives written demand to Borrower, and (c) such default or breach remains uncured ten (10) business days after Borrower receives such written demand.

4.    MISCELLANEOUS.

          4.1 NOTICES. All notices (including other communications required or permitted) under this Note must be in writing and must be delivered (a) in person, (b) by registered or certified mail, postage prepaid, return receipt requested,
                    (c) by a generally recognized courier or messenger service that provides written acknowledgement of receipt by the addressee, or (d) by facsimile or other generally accepted means of electronic transmission with a verification of delivery. Notices are deemed delivered when actually delivered to the address for notices as follows:

                           To Lender:

                           Gryphon Master Fund, L.P.
                           100 Crescent Court, Suite 490
                           Dallas, Texas  75201
                           Attn:  Ryan R. Wolters
                           Telephone:  (214) 871-6783
                           Facsimile:  (214) 871-6711






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


                           With a copy to:

                           Warren W. Garden, P.C.
                           100 Crescent Court
                           Suite 490
                           Dallas, Texas  75201
                           Attn:  Warren W. Garden, Esq.
                           Telephone:  (214) 871-6710
                           Facsimile:  (214) 871-6711

                           To Borrower:

                           Knightsbridge Fine Wines, Inc.
                           One Kirkland Ranch Road
                           Napa, California  94558
                           Attn:    Joel Shapiro
                           Telephone:  (707) 254-9100
                           Facsimile:  707-254-7258


                           With a copy to:

                           Law Offices of Louis E. Taubman, PC
                           225 Broadway, Suite 1200
                           New York, New York 10007
                           Attn: Louis E. Taubman, Esq.
                           Telephone:  (212) 732-7184
                           Facsimile:  (212) 202-6380


                    Any party may by written notice as set forth herein change the address or telephone/fax numbers to which notices or other communications to it are to be delivered or mailed.

          4.2 ATTORNEYS' FEES AND COSTS. If any legal action, arbitration or other proceeding is brought to collect or enforce this Note, Lender will be entitled to recover reasonable attorneys' fees and expenses and other costs incurred in such action, arbitration or proceeding from Borrower, in addition to any other relief, if Lender is the prevailing party.

          4.3 SEVERABILITY. The provisions of this Note are severable. The invalidity, in whole or in part, of any provision of this Note shall not affect the validity or enforceability of any other of its provisions. If one or more provisions hereof shall be declared invalid or unenforceable, the remaining provisions shall remain in full force and effect and shall be construed in the broadest possible manner to effectuate



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                    the purposes  hereof.  The parties  further agree to replace such void or unenforceable provisions of this Note with valid and enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

          4.4 HEADINGS;EXHIBITS; REFERENCES. The headings in this Note are only for convenience and ease of reference and are not to be considered in construction or interpretation of this Note, nor as evidence of the intention of the parties hereto. All exhibits, schedules and appendices attached to this Note are incorporated herein. Except where otherwise indicated, all references in this Note to Sections refer to Sections of this Note.

          4.5 ENTIRE AGREEMENT. This Note (together with its exhibits and other documents referred to herein, including the Debt Restructuring Agreement) is the complete and exclusive statement of agreement and understanding of the parties with respect to matters herein and is a complete and exclusive statement of the terms and conditions thereof. No representation, statement, condition or warranty not contained in this Note is binding on the parties.

          4.6 AMENDMENTS. Any provision of this Note may be amended or modified upon the written consent of all parties to this Note.

          4.7 DELAYS OR OMISSIONS. No delay or failure by any party to insist on the strict performance of any provision of this Note, or to exercise any power, right or remedy, will be deemed a waiver or impairment of such performance, power, right or remedy or of any other provision of this Note nor shall it be construed to be a waiver of any breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring.

          4.8 INTERPRETATION. If any claim is made by a party relating to any conflict, omission or ambiguity in the provisions of this Note, no presumption or burden of proof or persuasion will be implied because this Note was prepared by or at the request of any party or its counsel.

          4.9 GOVERNINGLAW; VENUE. This Note shall be governed by, and construed in accordance with, the laws of the State of Nevada without regard to principles of conflicts of law. The parties hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Note shall be litigated only in the United States District Court for the Northern District of Texas located in Dallas County, Dallas, Texas. The parties consent and submit to the jurisdiction and venue of the foregoing court and consent that any process or notice of motion or other application to said court or a judge thereof may be served inside or outside the State of Texas or the Northern District of Texas (but with respect to any party hereto, such consent shall not be deemed a general consent to jurisdiction and service for any third parties) by registered mail, return receipt requested, directed to the party being served at its address



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                    provided in or pursuant to Section 4.1 above (and service so made shall be deemed complete three (3) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said court. Borrower hereby waives any right to a jury trial in connection with any litigation pursuant to this Note.

          4.10 SUCCESSORS AND ASSIGNS. This Note is freely assignable by Lender only, provided that the assignee agrees to be bound by the provisions hereof. Borrower's rights and obligations shall not be assigned or delegated without Lender's prior written consent, given in its sole discretion, and any purported assignment or delegation without such consent shall be void and ab initio.

          4.11 BINDING EFFECT; PARTIES IN INTEREST. This Note is binding upon and benefits only the parties and their respective permitted successors and assigns. Nothing in this Note gives any rights or remedies to any person other than the parties and their respective permitted successors and assigns, nor does anything in this Note relieve or discharge any obligation or liability of any third person to any party. No provision of this Note gives any third person any right of subrogation or action over or against any party to this Note.

          4.12 REPLACEMENT OF NOTE. Upon receipt of evidence reasonably satisfactory to Borrower of the loss, theft, destruction or mutilation of this Note and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to Borrower, or (in the case of mutilation) upon surrender and cancellation of this Note, Borrower will issue, in lieu thereof, a new Note of like tenor.

          4.13 COUNSEL. Each party to this Note represents and warrants that it has received the advice and counsel of an attorney in connection with the negotiation, preparation and execution of this Note.

          4.14 MISCELLANEOUS. Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically provided herein, and assent to extensions of the time of payment, or forbearance or other indulgence without notice.


                            [SIGNATURE PAGE FOLLOWS]






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         IN WITNESS  WHEREOF,  the parties have caused this Note to be issued as of the date first written above.



                                       BORROWER:

                                       KNIGHTSBRIDGE FINE WINES, INC.


                                       -----------------------------------------
                                       Name: Joel Shapiro
                                       Title:   Chief Executive Officer


                                       LENDER:

                                       GRYPHON MASTER FUND, L.P.


                                       By:  Gryphon Partners, L.P.,
                                                its General Partner

                                       By:  Gryphon Management Partners, L.P.,
                                                its General Partner

                                       By:  Gryphon Advisors, L.L.C.,
                                                its General Partner


                                        By:
                                           -------------------------------------
                                              Warren W. Garden, Authorized Agent